UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 27, 2022
Everest Re Group, Ltd.
(Exact name of registrant as specified in its charter)
Bermuda
1-15731
98-0365432
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
Seon Place – 4th Floor
141 Front Street
PO Box HM 845
Hamilton
HM 19
,
Bermuda
Not Applicable
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code
441
-
295-0006
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.

below):
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class Trading Symbol(s) Name of Exchange where registered
Common Shares, $0.01 par value
RE
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐

If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

☐

ITEM 2.02
DISCLOSURE OF RESULTS OF OPERATIONS

AND FINANCIAL CONDITION

On July 27, 2022, the registrant issued a news release announcing its second quarter 2022 results. A copy of that news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The

news

release

furnished

herewith

contains

information

regarding

the

registrant’s

operating

income

(loss).

Operating income (loss) differs from net income (loss) attributable to Everest Re Group, the most directly comparable generally accepted

accounting principle

financial measure,

by the

exclusion of

net gains

(losses) on

investments and
net foreign

exchange income

(expense). Management

believes that

presentation of

operating income

(loss) provides
useful information to

investors because it

more accurately measures

and predicts the

registrant’s results

of operations
by

removing

the

variability

arising

from

both

the

management

of

the

registrant’s

investment

portfolio

and

the
fluctuations of foreign currency exchange rates. In addition, management, analysts and investors use operating income
(loss) to evaluate the financial performance of the registrant and the insurance industry in general.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities

Exchange Act of
1934, or otherwise subject to the liability of that section.

ITEM 9.01
FINANCIAL STATEMENTS

AND EXHIBITS
(c) Exhibits
Exhibit No. Description
99.1 News Release of the registrant,
dated July 27, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.
EVEREST RE GROUP, LTD.
By:

/S/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and

Chief Accounting Officer
Dated:

July 27, 2022

EXHIBIT INDEX
Exhibit
Number Description of Document Page No.
99.1
News Release of registrant,
dated July 27, 2022
5
104 Cover Page Interactive Data File (embedded
within the Inline XBRL document